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                  ASSIGNMENT No. 21 OF RECEIVABLES IN ADDITIONAL ACCOUNTS, (this
"Assignment") dated as of May 1, 2002, by and between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, a national banking corporation organized and existing under the laws of the United States of America ("Chase USA"), and THE BANK OF
NEW YORK, a banking corporation organized and existing under the laws of the State of New York (the "Trustee") pursuant to the Pooling and Servicing
Agreement referred to below.

                              W I T N E S S E T H:
                               -------------------

                  WHEREAS, Chase USA, as Transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly, The Chase Manhattan Bank), as Transferor prior to June 1, 1996 and as Servicer, and the Trustee are parties to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and the Second Amendment thereto dated as of March 1, 2002 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

                  WHEREAS, pursuant to the Pooling and Servicing Agreement, Chase USA wishes to designate Additional Accounts of Chase USA to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

                  WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

                  NOW, THEREFORE, Chase USA and the Trustee hereby agree as follows:

                                    1. Defined Terms. All terms defined in the
                  Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.



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                                    "Addition Date" shall mean, with respect to
                  the Additional Accounts designated hereby, May 1, 2002.

                                    "Notice Date" shall mean, with respect to
                  the Additional Accounts designated hereby, April 15, 2002.

                                    2. Designation of Additional Accounts. Chase
                  USA shall deliver to the Trustee not later than five Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of each MasterCard and VISA account which as of the Addition Date shall be deemed to be an Additional Account, such accounts being identified by account number and by the amount of Receivables in such accounts as of the close of business on the Addition Date. Such list shall be delivered five Business Days after the date of this Assignment and shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

                           3.       Conveyance of Receivables.
                                    -------------------------

                                    A) Chase USA does hereby transfer, assign,
                  set-over and otherwise convey to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of Chase USA in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables, Recoveries, Interchange, Insurance Proceeds relating to such Receivables and the proceeds of any of the foregoing.


                                    B) In connection with such transfer, Chase
                  USA agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts as defined in
                  Section 9-102 of the UCC as in effect in the State of New York meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trustee on behalf of the Trust for the benefit of the Certificateholders (the "Secured Party"), and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.


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                                    C) It is the intention of the parties hereto
                  that all transfers of Receivables to the Trust pursuant to this Assignment be subject to, and be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act. For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by Chase USA pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of Chase USA. The parties hereto acknowledge and agree that each such transfer is occurring in connection with a " securitization transaction" within the meaning of the Delaware Act.

                                    D) In connection with such transfer, Chase
                  USA further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

                                    E) Chase USA hereby grants to the Secured
                  Party a security interest in all of Chase USA's right, title and interest in, to and under the Receivables now existing and hereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect to such Receivables, Insurance Proceeds relating to such Receivables, Recoveries, Interchange and the proceeds to any of the foregoing to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued or to be issued pursuant to the Pooling and Servicing Agreement and the interests accrued at the related Certificate Rates, and this Assignment shall constitute a security agreement under applicable law. Chase USA shall execute continuation statements and provide other further assurances to maintain the perfection and priority of such security interest of the Secured Party.


                                    4. Acceptance by Trustee. The Trustee hereby
                  acknowledges its acceptance on behalf of the Trust for the benefit of the Certificateholders of all right, title and interest previously held by Chase USA in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.


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                                    5. Representations and Warranties of Chase
                  USA. Chase USA hereby represents and warrants to the Secured Party as of the Addition Date:

                                    A) Legal, Valid and Binding Obligation. This
                        Assignment constitutes a legal, valid and binding obligation of Chase USA enforceable against Chase USA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                                    B) Eligibility of Accounts and Receivables.
                        Each Additional Account designated hereby is an Eligible Account and each Receivable in such Additional Account is an Eligible Receivable.

                                    C) Selection Procedures. No selection
                        procedures believed by Chase USA to be materially adverse to the interests of the Investor
                        Certificateholders were utilized in selecting the Additional Accounts designated hereby from the available Eligible Accounts in the Bank Portfolio.

                                    D) Insolvency. Chase USA is not insolvent
                        and, after giving effect to the conveyance set forth in
                        Section 3 of this Assignment, will not be insolvent.


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                                    E) Transfer. This Assignment constitutes
                        either: (i) a valid transfer and assignment to the Trust of all right, title and interest of Chase USA in and to Receivables now existing and hereafter created in the Additional Accounts designated hereby, and all proceeds (as defined in the UCC) of such Receivables and Insurance Proceeds relating thereto, and such Receivables and any proceeds thereof and Insurance Proceeds relating thereto will be held by the Secured Party free and clear of any Lien of any Person claiming through or under Chase USA or any of its Affiliates except for (x) Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement, (y) the interest of the holder of the Transferor Certificate and (z) Chase USA's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account as provided in the Pooling and Servicing Agreement; or (ii) a valid and continuing security interest (as defined in the UCC) in the Receivables now existing or hereafter created in the Additional Accounts in favor of the Secured Party, the proceeds (as defined in the UCC) thereof and Insurance Proceeds relating thereto, upon the conveyance of such Receivables to the Trust, which security interest is prior to all other Liens, and is enforceable against creditors of and purchasers from Chase USA, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby, the proceeds (as defined in the UCC) thereof and Insurance Proceeds relating thereto, upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Secured Party in such property, upon the filing of a financing statement described in Section 3 of this Assignment with respect to the Additional Accounts designated hereby and in the case of the Receivables of such Additional Accounts thereafter created and the proceeds (as defined in the UCC) thereof, and Insurance Proceeds relating to such Receivables, upon such creation, the Secured Party shall have a first priority perfected security interest in such property (subject to Section 9-315 the UCC as in effect in the State of Delaware), except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement. Chase USA has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Secured Party hereunder. The Receivables constitute "accounts" within the meaning of the applicable UCC.

                                    F) Other Liens. Other than the security
                        interest granted to the Secured Party pursuant to this Assignment, Chase USA has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. Chase USA has not authorized the filing of and is not aware of any financing statements against Chase USA that include a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Secured Party hereunder, (ii) that has been terminated, or (iii) that names The Bank of New York as secured party. Chase USA is not aware of any judgment or tax lien filings against Chase USA. Chase USA owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.


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                                    G) Breach of Representations and Warranties.
                        The provision set forth in Section 2.4(d) of the Pooling and Servicing Agreement shall be applicable to any breach of the representations and warranties of this
                        Section 5 with respect to any Receivable.

                                    6. Conditions Precedent. The acceptance by
                  the Trustee set forth in Section 4 and the amendment of the Pooling and Servicing Agreement set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

                                    A) Officer's Certificate. Chase USA shall
                        have delivered to the Trustee a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Account, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by Chase USA in Section 5 is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

                                    B) Opinion of Counsel. Chase USA shall have
                        delivered to the Trustee an Opinion of Counsel with respect to the Additional Accounts designated hereby substantially in the form of Exhibit E to the Pooling and Servicing Agreement.


                                       6
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                                    7. Amendment of the Pooling and Servicing
                  Agreement. The Pooling and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment and by Assignment No. 1 of Receivables in Additional Accounts, dated as of July 1, 1996, Assignment No. 2 of Receivables in Additional Accounts, dated as of September 1, 1996, Assignment No.3 of Receivables in Additional Accounts, dated as of December 1, 1997, Assignment No. 4 of Receivables in Additional Accounts, dated as of February 1, 1998, Assignment No. 5 of Receivables in Additional Accounts, dated as of April 1, 1998, Assignment No. 6 of Receivables in Additional Accounts, dated as of August 1, 1998, Assignment No. 7 of Receivables in Additional Accounts, dated as of November 1, 1998, Assignment No. 8 of Receivables in Additional Accounts, dated as of February 1, 1999, Assignment No. 9 of Receivables in Additional Accounts, dated as of April 1, 1999, Assignment No. 10 of Receivables in Additional Accounts, dated as of July 1, 1999, Assignment No. 11 of Receivables in Additional Accounts, dated as of October 1, 1999, Assignment No. 12 of Receivables in Additional Accounts, dated as of February 1, 2000, Assignment No. 13 of Receivables in Additional Accounts, dated as of April 1, 2000, Assignment No. 14 of Receivables in Additional Accounts, dated as of May 1, 2000, Assignment No. 15 of Receivables in Additional Accounts, dated as of August 1, 2000, Assignment No. 16 of Receivables in Additional Accounts, dated as of July 1, 2001, Assignment No. 17 dated as of September 1, 2001, Assignment No. 18 of Receivables in Additional Accounts, dated as of November 1, 2001, Assignment No. 19 of Receivables in Additional Accounts, dated as of March 6, 2002, Assignment No. 20 of Receivables in Additional Accounts, dated as of April 1, 2002, Reassignment No. 1 of Receivables in Removed Accounts, dated as of September 30, 1997 and Reassignment No. 2 of Receivables in Removed Accounts, dated as of December 1, 1997. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provisions of the Pooling and Servicing Agreement.

                                    8. Survival. The representations, warranties
                  and covenants of the parties hereto shall survive the assignment of the Receivables pursuant to this Assignment and the termination of this Assignment, and shall inure to the benefit of the Trust. Notwithstanding to the contrary in this Assignment, the representations and warranties of the Chase USA herein shall not survive after the tenth (10th) anniversary of the Addition Date.


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                                    9. Waivers and Amendments. This Assignment
                  may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance and, in all cases, subject to confirmation by each Rating Agency then rating any Investor Certificates. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Assignment or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

                                    10. Counterparts. This Assignment may be
                  executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                    11. GOVERNING LAW. THIS ASSIGNMENT SHALL BE
                  GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    12. Tax Treatment. Nothing in this
                  Assignment shall be deemed to require any securitization transaction involving the Receivables to be treated as a sale for federal or state income tax purposes or to preclude treatment of any such securitization transaction as debt for federal or state income tax purposes.


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                  IN WITNESS WHEREOF, the undersigned have caused this
Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                                  CHASE MANHATTAN BANK USA,
                                                  NATIONAL ASSOCIATION


                                                  By: /s/ Patricia Garvey
                                                      ----------------------
                                                     Name: Patricia Garvey
                                                     Title: Vice President


                                                  THE BANK OF NEW YORK,
                                                    as Trustee


                                                  By: /s/ Dan Rothman
                                                      ----------------------
                                                     Name: Dan Rothman
                                                     Title: Assistant Treasurer


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                                                                 Schedule 1
                                                              to Assignment of
                                                               Receivables in
                                                             Additional Accounts


                               ADDITIONAL ACCOUNTS
                               -------------------